Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap Growth Fund Touchstone Small Cap



                                                                May 4, 2004
--------------------------------------------------------------------------------

TOUCHSTONE
INVESTMENTS


--------------------------------------------------------------------------------
                                   PROSPECTUS
--------------------------------------------------------------------------------




Touchstone Small Cap Growth Fund - Class I











                      RESEARCH o DESIGN o SELECT o MONITOR


The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete.
             Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------
                              CAPITAL APPRECIATION
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND

THE FUND'S INVESTMENT GOAL
--------------------------------------------------------------------------------
The Small Cap Growth Fund seeks long-term growth of capital.

ITS PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000 Index.

The Fund sub-advisors employ a growth-oriented approach to equity investment management and seek to invest in high quality, reasonably priced companies believed to have above average earnings growth prospects. The Fund's investments may include securities in the technology sector.

THE KEY RISKS
--------------------------------------------------------------------------------
The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down

     o If the sub-advisors' investment approach does not accurately identify attractive investments

     o If the companies in which the Fund invests do not grow as rapidly or increase in value as expected

     o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

     o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

     o Because growth oriented funds will typically underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE
--------------------------------------------------------------------------------
Since Class I shares have no previous operating history, the performance shown is for Class A shares, which are not offered in this Prospectus. The bar chart and table below give some indication of the risks of investing in Class A shares of the Fund. The bar chart shows the Fund's Class A performance during its first calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. Class I shares would have annual returns substantially similar to those of Class A shares because both classes invest in the same portfolio of securities. The annual returns would differ to the extent that the two classes do not have the same expenses. Class A shares are subject to Rule 12b-1 distribution fees and a front-end sales charge, while Class I shares are not subject to any distribution fees or sales charge.

SMALL CAP GROWTH FUND - CLASS A TOTAL RETURN

2003
55.33%

Best Quarter: 2nd Quarter 2003               27.30%
Worst Quarter: 1st Quarter 2003             - 3.83%

The year-to-date return of the Fund's Class A shares as of March 31, 2004 is 4.02%.

The table compares the Fund's Class A average annual total returns to those of the Russell 2000 Growth Index. The table shows the effect of the applicable sales charge. The returns for other classes of shares offered by the Fund, including Class I shares, will differ from the Class A returns.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                        Since
                                                               1 Year   Fund Started1
-------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND CLASS A
Return Before Taxes                                             46.41%     39.55%
Return After Taxes on Distributions2                            45.25%     38.62%
Return After Taxes on Distributions and Sale of Fund Shares     30.20%     33.25%
Russell 2000 Growth Index3                                      48.54%     45.53%
-------------------------------------------------------------------------------------

1    The Fund began operations on October 21, 2002.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

3 The Russell 2000 Growth Index is an unmanaged capitalization weighted price only index which is comprised of the 2,000 smallest growth stocks in the Russell 3000 Index. (The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.)

THE FUND'S FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). There are no shareholder transaction fees.

                                          ANNUAL FUND OPERATING EXPENSES
                                   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                         1.25%
--------------------------------------------------------------------------------
Other Expenses1                                         0.73%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    1.98%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                 0.43%
--------------------------------------------------------------------------------
Net Expenses2                                           1.55%
--------------------------------------------------------------------------------

1    Other Expenses are based on estimated amounts for the current fiscal year.

2 Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.55% (the Sponsor Agreement). The Sponsor Agreement will remain in place until at least March 31, 2005.

EXAMPLE. The following example should help you compare the cost of investing in Class I shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I shares for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
1 Year          $  158
3 Years         $  580
5 Years         $1,028
10 Years        $2,272
--------------------------------------------------------------------------------

The examples for the 3, 5 and 10 year periods are calculated using the Total Annual Fund Operating Expenses before the limits agreed to under the Sponsor Agreement with Touchstone Advisors for periods after year 1.

INVESTMENT STRATEGIES AND RISKS

CAN THE FUND DEPART FROM ITS NORMAL STRATEGIES?
--------------------------------------------------------------------------------
The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the sub-advisor is unable to identify attractive investment opportunities. The Fund's temporary investments may include money market instruments, repurchase agreements, U.S. Government securities and commercial paper. During these times, the Fund may not achieve its investment goal.

DOES THE FUND ENGAGE IN ACTIVE TRADING OF SECURITIES?
--------------------------------------------------------------------------------
The Fund may engage in active trading to achieve its investment goal. This may cause the Fund to realize higher capital gains, which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower the Fund's performance.

CAN THE FUND CHANGE ITS INVESTMENT GOAL?
--------------------------------------------------------------------------------
The Fund may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change takes effect.

DOES THE FUND HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO ITS PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------
The Fund may also invest in:

     o    Initial public offerings

     o    Securities of emerging growth companies

     o    Securities of foreign companies

     o American depository receipts (ADRs), American depository shares (ADSs) and other depository receipts

     o    Securities of companies in emerging market countries

     o    Cash equivalents

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------
FOREIGN COMPANIES are companies that meet one or more of the following criteria:

     o    They are organized under the laws of a foreign country

     o    They maintain their principal place of business in a foreign country

     o The principal trading market for their securities is located in a foreign country

     o They derive at least 50% of their revenues or profits from operations in foreign countries

     o    They have at least 50% of their assets located in foreign countries


AMERICAN DEPOSITORY RECEIPTS (ADRS), AMERICAN DEPOSITORY SHARES (ADSS) AND OTHER DEPOSITORY RECEIPTS. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges.

SMALL CAP COMPANIES. A small cap company has a market capitalization of less than $2 billion.

EMERGING GROWTH COMPANIES include:

o Companies that the sub-advisor believes may have earnings that grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates

o Companies that the sub-advisor believes have unrecognized asset values, undervalued growth or emerging growth

o    Companies undergoing a turnaround

EMERGING MARKET COUNTRIES are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

o    It is organized under the laws of an emerging market country

o    It maintains its principal place of business in an emerging market country

o The principal trading market for its securities is located in an emerging market country

o It derives at least 50% of its revenues or profits from operations within emerging market countries

o    It has at least 50% of its assets located in emerging market countries

WHAT ARE THE RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------

THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE LISTED BELOW.

MARKET RISK. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. The price of stocks tends to go up and down more than the price of bonds.

     o Small Cap Companies. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

     o Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products and services may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the marketplace.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors.

OTHER RISKS OF INVESTING IN THE FUND ARE LISTED BELOW.

EMERGING GROWTH COMPANIES. Investment in emerging growth companies is subject to enhanced risks because these companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. The securities of these companies can be difficult to sell and are usually more volatile than securities of larger, more established companies.

INITIAL PUBLIC OFFERINGS (IPOS). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When the Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     o Emerging Market Countries. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

THE FUND'S MANAGEMENT

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
TOUCHSTONE ADVISORS, INC. (THE ADVISOR OR TOUCHSTONE ADVISORS)
221 East Fourth Street, Cincinnati, Ohio 45202

Touchstone Advisors is responsible for selecting the Fund's sub-advisors, subject to review by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating the Fund's sub-advisors, including:

     o    Level of knowledge and skill

     o    Performance as compared to its peers or benchmark

     o    Consistency of performance over 5 years or more

     o    Level of compliance with investment rules and strategies

     o    Employees, facilities and financial strength

     o    Quality of service

Touchstone Advisors will also continually monitor the performance of the Fund's sub-advisors through various analyses and through in-person, telephone and written consultations with the sub-advisors. Touchstone Advisors discusses its expectations for performance with the sub-advisors. Touchstone Advisors provides written evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

Touchstone Advisors has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended since 1994. As of December 31, 2003, Touchstone Advisors had approximately $2.6 billion in assets under management.

The Trust and Touchstone Advisors have applied for, and the Securities and Exchange Commission has granted, an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated investment advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its sub-advisors.

Two or more sub-advisors may manage the Fund, with each managing a portion of the Fund's assets. Touchstone Advisors allocates how much of the Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of the evaluations of the Fund sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except for those that are subcontracted to the sub-advisors, custodian, transfer and accounting agent and administrator. The Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays each Fund sub-advisor a fee for its services. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 1.25% of its average daily net assets.

FUND SUB-ADVISORS
--------------------------------------------------------------------------------
The Fund sub-advisors make the day-to-day decisions regarding buying and selling specific securities for the Fund. The sub-advisors manage the investments held by the Fund according to the Fund's investment goals and strategies.

LONGWOOD INVESTMENT ADVISORS, INC. (LONGWOOD)
1275 Drummers Lane, Wayne, PA  19087

Longwood has been registered as an investment advisor under the Advisers Act since 1995. Longwood provides investment advisory services to individual and institutional clients.

Robert Davidson has managed the portion of the Fund's investments allocated to it by the Advisor since the Fund's inception. Mr. Davidson, Chief Investment Officer of Longwood, founded Longwood in 1993 and has over 23 years of investment experience.

BJURMAN, BARRY & ASSOCIATES (BJURMAN)
10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067

Bjurman has been registered as an investment advisor under the Advisers Act since 1970. Bjurman provides investment advisory services to individuals, institutions, pension plans and mutual funds.

The Investment Policy Committee of Bjurman has been managing the portion of the Fund's investments allocated to it by the Advisor since the Fund's inception. O. Thomas Barry III, CFA, CIC, is the lead manager of the Committee. Mr. Barry, Chief Investment Officer and Senior Executive Vice President of Bjurman, joined the firm in 1978 and has over 30 years of investment experience.

The fee paid to each Fund sub-advisor by Touchstone Advisors during the Fund's most recent fiscal year is shown in the table below:

================================================================================
Longwood Investment Advisors, Inc.       0.85% of the average daily net assets
                                         allocated to Longwood

Bjurman, Barry & Associates              0.90% of the average daily net assets
                                         allocated to Bjurman
================================================================================

INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals. The Fund offers four classes of shares: Class A, Class B, Class C and Class I shares. Class A, Class B and Class C shares are offered in a separate prospectus. For more information about these shares, telephone Touchstone (Nationwide call toll-free 1.800.543.0407) or your financial adviser.

PRINCIPAL  UNDERWRITER.  Touchstone Securities,  Inc. (Touchstone),  the Trust's
principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Additional compensation is limited to such dealers. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

OPENING AN ACCOUNT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day that your account is closed.

     o You may invest in Class I shares by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

     o Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

     o The minimum amount for initial investments in Class I shares of the Fund is $10,000. There is no minimum amount for additional investments.

     o Your financial institution will act as the shareholder of record of your Class I shares.

     o Touchstone reserves the right to reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

     o Purchase orders received by financial institutions before the close of the regular session of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern time, are processed at that day's net asset value (NAV). Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit properly completed orders so that they will be received timely by Touchstone.

     o Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

     o    Financial   institutions   may  set  different   minimum  initial  and
          additional investment requirements, may impose other restrictions or may charge you fees for their services.

     o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

     o Your financial institution may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

     o    For  more  information   about  how  to  purchase  shares,   telephone
          Touchstone   (Nationwide  call  toll-free   1.800.543.0407)   or  your
          financial institution.

PURCHASES WITH SECURITIES. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to the Advisor.

AUTOMATIC INVESTMENT OPTIONS
--------------------------------------------------------------------------------
Dividends and capital gains will be automatically reinvested in the Fund unless you indicate otherwise. You may also choose to have your dividends or capital gains paid to you in cash.

SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell some or all of your shares through your financial institution on any day that the Fund calculates its NAV. If the request is received by your financial institution in proper form before the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

     o Your financial institution is responsible for making sure that sale requests are transmitted timely to Touchstone in proper form.

     o Your financial institution may charge you a fee for selling your shares.

     o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

     o Your financial institution will be required to provide an original Medallion Signature Guaranteed letter of instruction to Touchstone in order to redeem shares in amounts of $100,000 or more.

RECEIVING SALE PROCEEDS
--------------------------------------------------------------------------------
Touchstone will forward the proceeds of your sale to your financial institution within 7 days (normally within 3 business days) after receipt of a proper request. Proceeds that are sent to your financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial institution may benefit from the use of your money.

DELAY OF PAYMENT. It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

     o    When the NYSE is closed for other than customary weekends and holidays

     o    When trading on the NYSE is restricted

     o When an emergency situation causes the Fund's sub-advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets

     o    During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund's share price (also called NAV) is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next share price determined after your purchase or sale order is received in proper form by Touchstone or your financial institution.

The Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

     o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

     o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

     o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

     o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

DISTRIBUTIONS AND TAXES

OOO SPECIAL TAX CONSIDERATION
You should consult with your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund intends to declare and pay dividends annually.

TAX INFORMATION
--------------------------------------------------------------------------------
DISTRIBUTIONS. The Fund will make distributions of dividends that may be taxed at the rate of 15% (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent the underlying income of the Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum rate of federal income tax of 15% for individuals and may qualify for the dividends received deduction for corporations.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal period ended March 31, 2003 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements is included in the Annual Report, which is available upon request. The information for the period ended September 30, 2003 is unaudited. Information for Class I shares is not available since this class has not yet begun operations. The returns for Class I shares may differ from the returns of other classes of shares due to differences in expenses among the classes.

SMALL CAP GROWTH FUND - CLASS A
------------------------------------------------------------------------------------------------
                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED              PERIOD
                                                                  SEPTEMBER 30,          ENDED
                                                                      2003             MARCH 31,
                                                                   (UNAUDITED)          2003(A)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................    $     9.78         $    10.00
                                                                   -----------------------------
Loss from investment operations:
      Net investment loss .....................................         (0.07)             (0.06)
      Net realized and unrealized gains (losses) on investments          4.39              (0.16)
                                                                   -----------------------------
Total from investment operations ..............................          4.32              (0.22)
                                                                   -----------------------------

Net asset value at end of period ..............................    $    14.10         $     9.78
                                                                   =============================

Total return(B) ...............................................        44.17%             (2.20%)
                                                                   =============================

Net assets at end of period (000's) ...........................    $   30,733         $   15,230
                                                                   =============================

Ratio of net expenses to average net assets ...................         1.95%(C)           1.95%(C)

Ratio of net investment loss to average net assets ............        (1.27%)(C)         (1.61%)(C)

Portfolio turnover ............................................          162%(C)            128%(C)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

SMALL CAP GROWTH FUND - CLASS B
------------------------------------------------------------------------------------------------
                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED             PERIOD
                                                                  SEPTEMBER 30,          ENDED
                                                                      2003             MARCH 31,
                                                                   (UNAUDITED)          2003(A)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................    $     9.75         $    10.00
                                                                   -----------------------------
Income (loss) from investment operations:
      Net investment loss .....................................         (0.09)             (0.06)
      Net realized and unrealized gains (losses) on investments          4.37              (0.19)
                                                                   -----------------------------
Total from investment operations ..............................          4.28              (0.25)
                                                                   -----------------------------

Net asset value at end of period ..............................    $    14.03         $     9.75
                                                                   =============================

Total return(B) ...............................................        43.90%             (2.50%)
                                                                   =============================

Net assets at end of period (000's) ...........................    $    4,638         $    1,399
                                                                   =============================

Ratio of net expenses to average net assets ...................         2.70%(C)           2.69%(C)

Ratio of net investment loss to average net assets ............        (2.03%)(C)         (2.38%)(C)

Portfolio turnover ............................................          162%(C)            128%(C)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

SMALL CAP GROWTH FUND - CLASS C
------------------------------------------------------------------------------------------------
                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS
                                                                     ENDED             PERIOD
                                                                  SEPTEMBER 30,         ENDED
                                                                      2003             MARCH 31,
                                                                   (UNAUDITED)          2003(A)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................    $     9.74         $    10.00
                                                                   -----------------------------
Income (loss) from investment operations:
      Net investment loss .....................................         (0.10)             (0.07)
      Net realized and unrealized gains (losses) on investments          4.38              (0.19)
                                                                   -----------------------------
Total from investment operations ..............................          4.28              (0.26)
                                                                   -----------------------------

Net asset value at end of period ..............................    $    14.02         $     9.74
                                                                   =============================

Total return(B) ...............................................        43.94%             (2.60%)
                                                                   =============================

Net assets at end of period (000's) ...........................    $    8,071         $    3,029
                                                                   =============================

Ratio of net expenses to average net assets ...................         2.70%(C)           2.69%(C)

Ratio of net investment loss to average net assets ............        (2.03%)(C)         (2.39%)(C)

Portfolio turnover ............................................          162%(C)            128%(C)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202-4133
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202-4133

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
1.800.543.0407

A Member of Western & Southern Financial Group

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Fund's annual and semiannual reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Funds
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407
http://www.touchstoneinvestments.com

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Room of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-3651

                           TOUCHSTONE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 4, 2004

                         Small Cap Growth Fund - Class I

This Statement of Additional Information is not a prospectus. It should be read together with the May 4, 2004 Prospectus for Class I shares of the Small Cap Growth Fund. The Fund's financial statements are contained in its Annual and Semiannual Reports, which are incorporated by reference into this Statement of Additional Information. You may receive a copy of the Fund's
Prospectus or most recent Annual or Semiannual Report by writing the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4133, by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 362-4921, or by visiting our website at touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION

                           TOUCHSTONE STRATEGIC TRUST
                        221 EAST FOURTH STREET, SUITE 300
                           CINCINNATI, OHIO 45202-4133

                                TABLE OF CONTENTS
                                                                            PAGE

THE TRUST...................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS...............................4

INVESTMENT RESTRICTIONS.....................................................21

TRUSTEES AND OFFICERS.......................................................23

THE INVESTMENT ADVISOR AND SUB-ADVISORS.....................................28

PROXY VOTING PROCEDURES.....................................................31

THE DISTRIBUTOR.............................................................33

SECURITIES TRANSACTIONS.....................................................34

CODE OF ETHICS..............................................................36

PORTFOLIO TURNOVER..........................................................36

CALCULATION OF SHARE PRICE..................................................36

CHOOSING A SHARE CLASS......................................................37

PURCHASES AND REDEMPTIONS IN KIND...........................................42

TAXES.......................................................................42

HISTORICAL PERFORMANCE INFORMATION..........................................45

PRINCIPAL SECURITY HOLDERS..................................................49

CUSTODIAN...................................................................50

AUDITORS....................................................................50

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT...............................50

FINANCIAL STATEMENTS........................................................51

THE TRUST
---------

Touchstone Strategic Trust (the "Trust"), formerly Countrywide Strategic Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers six series of shares to investors: the Large Cap Growth Fund (formerly the Equity Fund), the Growth Opportunities Fund (formerly the Growth/Value Fund), the Emerging Growth Fund, the Value Plus Fund, the Enhanced 30 Fund and the Small Cap Growth Fund. This Statement of Additional Information contains information about Class I shares of the Small Cap Growth Fund (the "Fund"). Information about other series of the Trust and other classes of shares of the Fund is contained in a separate Statement of Additional Information. The Fund has its own investment goal and policies.

Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A, Class B, Class C and Class I shares of the Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares is subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) certain classes offer different features and services to shareholders; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

The Fund has its own investment goal, strategies and related risks. There can be no assurance that the Fund's investment goal will be met. The investment goal and practices of the Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in the Fund's investment goal, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. The investment restrictions of the Fund are fundamental and can only be changed by vote of a majority of the Fund's outstanding shares.

A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Strategies and Risks") appears below:

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Fund Sub-Advisors will monitor the liquidity of Rule 144A securities in the Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisors will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and
(4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless it would not be in the best interests of shareholders to do so.

The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the Fund Sub-Advisors, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Fund Sub-Advisors, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, the Fund's illiquidity could increase and the Fund could be adversely affected.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Fund Sub-Advisors believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including
Section 4(2) commercial paper, as determined by a Fund Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

The Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

EMERGING MARKET COUNTRIES. Emerging market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES. The Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, ADSS, EDRS AND CDRS. ADRs and ADSs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary
Receipts ("CDRs"), may also be purchased by the Fund. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

The Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When the Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When the Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Fund has adopted certain other nonfundamental policies concerning option transactions that are discussed below. The Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON STOCKS. The Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option whereby the Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, the Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if a Fund Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Fund Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, a Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When the Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by the Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. The Fund may purchase and write put and call options on securities indexes listed on domestic and foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when its Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, debentures and U.S. Government securities. The market value of fixed-income obligations of the Fund will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally would increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Fitch Ratings ("Fitch") are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest more than 15% of its net assets in time deposits maturing in more than seven days.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or

(iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

BORROWING AND LENDING

BORROWING. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge its assets to secure such borrowings. The 1940 Act requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. As a matter of current operating policy, the Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. This operating policy is not fundamental and may be changed by the Board without shareholder approval.

LENDING. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate or currency swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund's Sub-Advisors, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund's other illiquid securities, to 15% of the Fund's net assets.

WHEN-ISSUED   AND   DELAYED-DELIVERY   SECURITIES.   To  secure   prices  deemed
advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Fund's Sub-Advisor believes that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

The Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with its custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs.

DERIVATIVES. The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund's Sub-Advisor will use derivatives only in circumstances where the Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

INITIAL PUBLIC OFFERINGS ("IPOS"). An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased Fund expenses, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product.

INVESTMENT RESTRICTIONS
-----------------------

The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE FUND ARE:

     1. BORROWING MONEY. The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     2. UNDERWRITING. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     3. LOANS. The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     4. REAL ESTATE. The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     5. COMMODITIES. The Fund will not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

     6. CONCENTRATION OF INVESTMENTS. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     7. SENIOR SECURITIES. The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE FUND ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. SENIOR SECURITIES. The following activities will not be considered to be issuing senior securities with respect to the Fund:

          1. Collateral arrangements in connection with any type of option, futures contract, forward contract or swap.

          2. Collateral arrangements in connection with initial and variation margin.

          3. A pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings.

          4. A pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     2. 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone complex and other directorships held.

---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES1:
---------------------------------------------------------------------------------------------------------------------------------
         NAME            POSITION(S)   TERM OF     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     NUMBER            OTHER
        ADDRESS          HELD WITH     OFFICE2                                                    OF FUNDS       DIRECTORSHIPS
          AGE            TRUST           AND                                                      OVERSEEN           HELD4
                                       LENGTH                                                      IN THE
                                       OF TIME                                                   TOUCHSTONE
                                        SERVED                                                     COMPLEX3
---------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee       Until       President and a director of IFS Financial          29      Director of
Touchstone                             retirement  Services, Inc. (a holding company),                        LaRosa's (a
Advisors, Inc.                         at age 75   Touchstone Advisors, Inc. (the Trust's                     restaurant chain).
221 East Fourth Street                 or until    investment advisor) and Touchstone
Cincinnati, OH                         she         Securities, Inc. (the Trust's
Age: 48                                resigns     distributor).  She is Senior Vice President
                                       or is       of The Western and Southern Life Insurance
                                       removed     Company and a director of Capital Analysts
                                                   Incorporated (a registered investment
                                       Trustee     advisor and broker-dealer), Integrated Fund
                                       since 1999  Services, Inc. (the Trust's administrator
                                                   and transfer agent) and IFS Fund
                                                   Distributors, Inc. (a registered
                                                   broker-dealer). She is also President and a
                                                   director of IFS Agency Services, Inc. (an
                                                   insurance agency)and W&S Financial Group
                                                   Distributors, Inc. She is Senior Vice President
                                                   and a director of Fort Washington Brokerage
                                                   Services, Inc. (a registered broker-dealer).
                                                   She was President of Touchstone Tax-Free Trust,
                                                   Touchstone Investment Trust, Touchstone Variable
                                                   Series Trust and Touchstone Strategic Trust
                                                   until 2002.
---------------------------------------------------------------------------------------------------------------------------------

                                       23

---------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee       Until       Chairman of the Board, President and Chief           29    Director of The
Trustee                                retirement  Executive Officer of The Western and                       Andersons (an
The Western and                        at age 75   Southern Life Insurance Company and                        agribusiness and
Southern Life                          or until    Western- Southern Life Assurance Company;                  retailing
Insurance Company                      he          Director and Chairman of Columbus Life                     company);
400 Broadway                           resigns     Insurance Company; Fort Washington                         Convergys
Cincinnati, OH                         or is       Investment Advisors, Inc., Integrity Life                  Corporation (a
Age: 54                                removed     Insurance Company and National Integrity                   provider of
                                                   Life Insurance Company; Director of Eagle                  integrated
                                       Trustee     Realty Group, Inc., Eagle Realty                           billing solutions
                                       since 2002  Investments, Inc.; Integrated Fund                         and
                                                   Services, Inc. and IFS Holdings, Inc.;                     customer/employee
                                                   Director, Chairman and CEO of WestAd, Inc.;                care services)
                                                   President and Trustee of Western & Southern                and Fifth Third
                                                   Foundation.                                                Bancorp.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II    Trustee       Until       Retired Senior Partner of Frost Brown Todd         29      Director of
5155 Ivyfarm Road                      retirement  LLC (a law firm).                                          Consolidated
Cincinnati, OH                         in 2005                                                                Health Services,
Age: 75                                or until                                                               Inc.
                                       he
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       Since 2000
---------------------------------------------------------------------------------------------------------------------------------
William O. Coleman       Trustee       Until       Retired Vice President of The Procter &            29      Director of
c/o Touchstone                         retirement  Gamble Company.  A Trustee of The Procter &                LCA-Vision (a
Advisors, Inc.                         at age 75   Gamble Profit Sharing Plan and The Procter                 laser vision
221 East Fourth Street                 or until    & Gamble Employee Stock Ownership Plan until               correction
Cincinnati, OH                         he          2000.                                                      company) and
Age: 74                                resigns                                                                Millennium
                                       or is                                                                  Bancorp.
                                       removed

                                       Trustee
                                       since 1999
---------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee       Until       President and Chief Executive Officer of          29      Director of the
105 East Fourth Street                 retirement  Cox Financial Corp. (a financial services                 Federal Reserve
Cincinnati, OH                         at age 75   company).                                                 Bank of Cleveland;
Age: 56                                or until                                                              Broadwing, Inc. (a
                                       he                                                                    communications
                                       resigns                                                               company); and
                                       or is                                                                 Cinergy
                                       removed                                                               Corporation (a
                                                                                                             utility company).
                                       Trustee
                                       since 1999
---------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee       Until       Principal of HJL Enterprises (a privately         29      None
2828 Highland Avenue                   retirement  held investment company); Chairman of Crane
Cincinnati, OH                         at age 75   Connectors (a manufacturer of electronic
Age: 65                                or until    connectors).
                                       he
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       since 1989
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg      Trustee       Until       Retired Partner of KPMG LLP (a certified          29      Trustee of Good
4815 Drake Road                        retirement  public accounting firm).  He is Vice                      Samaritan
Cincinanti, OH                         at age 75   President of St. Xavier High School.                      Hospital, Bethesda
Age: 69                                or until                                                              Hospital and
                                       he                                                                    Tri-Health, Inc.
                                       resigns
                                       or is
                                       removed

                                       Trustee
                                       since 1999
---------------------------------------------------------------------------------------------------------------------------------

                                       24

---------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee       Until       CEO and Chairman of Avaton, Inc. (a               29      None
c/o Touchstone                         retirement  wireless entertainment company).  CEO and
Advisors, Inc.                         at age 75   Chairman of Astrum Digital Information (an
221 E. Fourth Street                   or until    information monitoring company) from 2000
Cincinnati, OH                         he          until 2001; President of Great American
Age: 55                                resigns     Life Insurance Company from 1999 until
                                       or is       2000; A Director of Chiquita Brands
                                       removed     International, Inc. until 2000; Senior
                                                   Executive of American Financial Group, Inc.
                                       Trustee     (a financial services company) from 1996
                                       since 2002  until 1999.
---------------------------------------------------------------------------------------------------------------------------------

1    Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, and
     Touchstone  Securities,  Inc., the Trust's distributor,  is an "interested  person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern
     Life Insurance Company and  Western-Southern  Life Assurance  Company, parent companies of Touchstone Advisors,
     Inc. and Touchstone Securities, Inc., and Chairman of Fort  Washington  Investment Advisors, Inc., a Trust
     sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2    Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner resigns or is removed.

3    The  Touchstone  Funds  consist of six  series of the Trust,  six series of Touchstone Tax-Free Trust, six series of Touchstone  Investment Trust and eleven variable annuity series of Touchstone Variable
     Series Trust.

4    Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone
     Variable Series Trust.

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
-------------------------------------------------------------------------------------------------------------------------
        NAME           POSITION       TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST      NUMBER OF         OTHER
      ADDRESS          HELD WITH    OFFICE AND                   5 YEARS                 FUNDS OVERSEEN   DIRECTORSHIPS
        AGE             TRUST1       LENGTH OF                                                IN THE           HELD
                                    TIME SERVED                                            TOUCHSTONE
                                                                                            COMPLEX2
-------------------------------------------------------------------------------------------------------------------------
Michael S. Spangler    President    Until            President of Touchstone Advisors,            29        None
Touchstone                          resignation,     Inc. and Vice President of
Advisors, Inc.                      removal or       Touchstone Securities, Inc.; Vice
221 E. Fourth Street                disqualification President of Evergreen Investment
Cincinnati, OH                                       Services until July 2002.
Age: 37
                                    President
                                    since 2004
-------------------------------------------------------------------------------------------------------------------------
--------------------- ------------- -------------- --------------------------------------- -------------- ----------------
Brian E. Hirsch       Vice          Until            Vice President-Compliance of IFS             29        None
Touchstone            President     resignation,     Financial Services, Inc., Director of
Advisors, Inc.        and           removal or       Compliance of Fort Washington
221 E. Fourth Street  Compliance    disqualification Brokerage Services, Inc.; Chief
Cincinnati, OH        Officer                        Compliance Officer of Puglisi & Co.
Age: 47                             Vice             from May 2001 until August 2002; Vice
                                    President        President - Compliance of Palisade
                                    since 2003       Capital Management from June 1997
                                                     until January 2000.
--------------------- ------------- -------------- --------------------------------------- -------------- ----------------



                                    25


-------------------------------------------------------------------------------------------------------------------------
James R. Grifo        Vice          Until            President of Touchstone Securities,         29        None
Touchstone            President     resignation,     Inc. Managing Director, Deutsche
Securities, Inc.                    removal or       Asset Management until 2003.
221 E. Fourth Street                disqualification
Cincinnati, OH
Age: 52                             Vice President
                                    since 2004
------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft  Controller    Until            Senior Vice President, Chief               29        None
Touchstone            and           resignation,     Financial Officer and Treasurer of
Advisors, Inc.        Treasurer     removal or       Integrated Fund Services, Inc., IFS
221 E. Fourth Street                disqualification Fund Distributors, Inc. and Fort
Cincinnati, OH                                       Washington Brokerage Services, Inc.
Age: 41                             Controller       She is Chief Financial Officer of
                                    since 2000       IFS Financial Services, Inc.,
                                                     Touchstone Advisors, Inc. and
                                    Treasurer        Touchstone Securities, Inc. and
                                    since            Assistant Treasurer of Fort
                                    2003             Washington Investment Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom         Secretary     Until            Vice President - Managing Attorney           29        None
Integrated Fund                     resignation,     of Integrated Fund Services, Inc.
Services, Inc.                      removal or       and IFS Fund Distributors, Inc.
221 E. Fourth Street                disqualification
Cincinnati, OH
Age: 35
                                    Secretary
                                    since 1999
-------------------------------------------------------------------------------------------------------------------------
1 Each  officer  also holds the same office with  Touchstone  Investment  Trust, Touchstone Tax-Free Trust and
  Touchstone Variable Series Trust.

2 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone  Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Funds as of December 31, 2003:

                                                          AGGREGATE DOLLAR
                                 DOLLAR RANGE OF           RANGE OF EQUITY
                               EQUITY SECURITIES IN         SECURITIES IN
                                       TRUST               THE TOUCHSTONE
                                                               FUNDS1

John F. Barrett                 $10,001 - $ 50,000       $10,001 - $ 50,000
J. Leland Brewster II           $50,001 - $100,000       $50,001 - $100,000
William O. Coleman              $10,001 - $ 50,000       $10,001 - $ 50,000
Phillip R. Cox                         None                     None
H. Jerome Lerner                       None                 Over $100,000
Jill T. McGruder                $10,001 - $ 50,000       $50,001 - $100,000
Robert E. Stautberg             $50,001 - $100,000       $50,001 - $100,000
John P. Zanotti                 $10,001 - $ 50,000       $10,001 - $ 50,000

1 The Touchstone Funds consists of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Funds during the fiscal year ended March 31, 2004.

                                              AGGREGATE
                            COMPENSATION      COMPENSATION FROM
                            FROM              THE TOUCHSTONE
NAME                        TRUST1            FUNDS2
----                        -----            ------
John F. Barrett             $    0           $     0
J. Leland Brewster II       $6,925           $28,300
William O. Coleman          $7,175           $29,300
Philip R. Cox               $7,675           $31,300
H. Jerome Lerner            $7,675           $31,300
Jill T. McGruder            $    0           $     0
Robert E. Stautberg         $7,675           $31,300
John P. Zanotti             $6,925           $28,300

     1 Effective January 1, 2001, the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Funds during the fiscal year ended March 31, 2004 is as follows: J. Leland Brewster II - $4,799, Robert E. Stautberg - $5,000 and John P. Zanotti - $5,485.

     2 The Touchstone Funds consist of six series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and eleven variable annuity series of Touchstone Variable Series Trust.

Effective January 1, 2004, each Independent Trustee receives a quarterly retainer of $4,000 and a fee of $3,000 for each Board meeting attended in person and $300 for attendance by telephone. Each Committee member receives a fee of $1,000 for each committee meeting attended in person and $300 for attendance by telephone. The lead Trustee and Committee Chairmen receive an additional $500 quarterly retainer. All fees are split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended March 31, 2004, the Audit Committee held four meetings.

VALUATION  COMMITTEE.  Messrs.  Coleman,  Cox and  Zanotti  are  members  of the
Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. During the fiscal year ended March 31, 2004, the Valuation Committee held four meetings.

NOMINATING COMMITTEE. Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. During the fiscal year ended March 31, 2004, the Nominating Committee did not hold any meetings. The Nominating Committee does not consider nominees recommended by shareholders.

THE INVESTMENT ADVISOR AND SUB-ADVISORS
---------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Fund's investment manager. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as President and Director of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because of his position as President and Chairman of The Western and Southern Life Insurance Company and Western - Southern Life Assurance Company, parent companies of the Advisor. Ms. McGruder and Mr.
Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Fund sub-advisor, reviews and evaluates the performance of the sub-advisors and determines whether or not a sub-advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets

During the fiscal period ended March 31, 2003, the Fund incurred advisory fees of $86,494. The Advisor waived these fees and reimbursed the Fund $97,022 pursuant to a Sponsor Agreement between the Advisor and the Trust.

Under the Sponsor Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management and supervisory services to the Fund in exchange for the payment of a sponsor fee by the Fund equal to an annual rate of 0.20% of the Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse expenses in order to limit the Fund's annual expenses to 1.95% for Class A shares, 2.70% for Class B and Class C shares and 1.55% for Class I shares. The fee waivers and expense limitations for Class I shares will remain in effect until at least March 31, 2005.

The Fund shall pay the expenses of its  operation,  including but not limited to
(i) charges and  expenses for  accounting,  pricing and  appraisal  services,
(ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer and dividend disbursing agent, and administrative agent appointed by the Trust with respect to the Fund; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund with the SEC, state or blue sky securities agencies; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix)compensation of Independent Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Fund's investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.

In determining whether to approve the continuation of the Small Cap Growth Fund's investment advisory agreement, the Advisor furnished information necessary for a majority of the Trustees, including a majority of the Independent Trustees, to make the determination that the continuance of the advisory agreement is in the best interests of the Fund and its shareholders. Specifically, the Board was provided (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information and (3) the Advisor's revenues and costs of providing services to the Fund. The Board compared the advisory fees and total expense ratios for the Fund with the average advisory fees and expense ratios in the Lipper Small Cap category and found the advisory fees paid by the Fund were reasonable and appropriate under all facts and circumstances. The Board found that although the Fund's advisory fees and total operating expense ratios were higher than the averages in the Lipper Small Cap category, the higher fees are justified due to the management structure and performance of the Fund. It noted that the Fund uses a multi-manager structure whereby Bjurman, Barry & Associates manages approximately 30% of the portfolio consisting of micro-cap stocks and Longwood Investment Advisors, Inc. manages the balance of the portfolio consisting of small-cap stocks. It further noted that the Fund returned 44.17% during the six months ended September 30, 2003, as compared to the 31.69% median return by the Lipper Small Cap category. The Board also considered the effect of the Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has consistently waived advisory fees and reimbursed expenses for the Fund as necessary to reduce its operating expenses to targeted levels. The Board also took into consideration the financial condition and profitability of the Advisor and the direct and indirect benefits derived by the Advisor from its relationship with the Fund. It discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisors and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results. It noted the Advisor's efforts to strengthen operations by hiring additional qualified and experienced members to the senior management team. The Board also considered the Advisor's role in coordinating the activities of the Fund's other service providers, including its efforts to consolidate service providers and reduce costs to the Fund. The Board also considered the strategic planning process implemented by the Advisor and the results gained from this process. No single factor was considered to be determinative in the Board's decision to approve the Advisory Agreement. Rather, the Trustees concluded, in light of weighing and balancing all factors, that the continuation of the Advisory Agreement is in the best interests of the Fund and its shareholders.

The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISORS. The Advisor has retained Bjurman, Barry & Associates and Longwood Investment Advisors, Inc. (the "Sub-Advisors") to serve as the discretionary portfolio managers of the Fund. The Sub-Advisors select the portfolio securities for investment by the Fund, purchase and sell securities of the Fund and place orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisors receive a fee from the Advisor that is paid monthly at an annual rate of the Fund's average daily net assets as set forth below.

BJURMAN, BARRY & ASSOCIATES          0.90% OF ALLOCATED AVERAGE DAILY NET ASSETS
LONGWOOD INVESTMENT ADVISORS, INC.   0.85% OF ALLOCATED AVERAGE DAILY NET ASSETS

The Advisor has allocated to Longwood Investment Advisors, Inc. responsibility for managing approximately 70% of the Fund's assets and has allocated to Bjurman, Barry & Associates responsibility for managing approximately 30% of the Fund's assets. These allocations may be larger or smaller at various times, but the Advisor will not reallocate the Fund's assets between Sub-Advisors to reduce these differences in size until the assets vary from the percentages above by approximately 10% or more of the Fund's average daily net assets for a period of 3 consecutive months. In such event, the Advisor may, but is not obligated to, reallocate assets among the Sub-Advisors to provide for a more equal distribution of the Fund's assets.

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to the Fund is paid by the Sub-Advisor.

The employment of each Sub-Advisor will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

In determining whether to approve the continuation of the Fund's sub-advisory agreements with the Sub-Advisors, the Board noted the Advisor's expertise and resources in selecting Sub-Advisors and monitoring their performance, investment style and risk adjusted performance. It noted that the Advisor had presented to the Board detailed information about the criteria it used in selecting the Fund's Sub-Advisors, including investment returns, risk-adjusted performance analysis, historical investment results, consistency of process, market capitalization range, style purity over time, clean compliance review results and management fit with the Advisor. It noted that the Advisor had reported to the Board that each Sub-Advisor uses original research in its investment process, is a proven and experienced investment specialist in its field and has a highly structured and disciplined investment management process. The Board noted that it reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies and that there were no performance issues reported with respect to the Fund. It noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues are reported quarterly to the Board. In determining to approve the continuation of the Sub-Advisory Agreements, the Board did not identify any information that was a controlling factor, rather after considering all factors, the Board determined that the continuation of the Sub-Advisory Agreements for the Fund was in the best interests of shareholders.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of the Fund will be notified of any changes in its Fund Sub-Advisor.

SUB-ADVISOR CONTROL. Listed below is a description of the persons or entities that control the Sub-Advisors.

Bjurman,  Barry & Associates  is owned by G. Andrew  Bjurman and O. Thomas Barry
III.

Longwood Investment Advisors, Inc. is owned by John McNiff, Robert Davidson and Michael Kennedy.

PROXY VOTING PROCEDURES
-----------------------

The Fund has adopted each Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Fund, including procedures used when a vote presents a conflict between the interests of the Fund's shareholders and those of the Sub-Advisor or its affiliates. Listed below is a summary of the Sub-Advisors' proxy voting procedures:

BJURMAN, BARRY & ASSOCIATES. Bjurman uses a third party service provider, Institutional Shareholder Services ("ISS"), to vote all proxies for the Fund. The proxy voting guidelines adopted by Bjurman are provided by ISS. The voting process involves an assessment that results in voting in agreement with company management and/or varying ISS recommendations. Management and ISS recommendations may be identical. In the event Bjurman votes against ISS recommendations, documentation must be prepared to describe the basis for such a decision.

Bjurman has adopted proxy voting recommendations on issues involving board of directors, proxy contest defenses, auditors, tender offer defenses, miscellaneous governance provisions, capital structure, executive and director compensation, mergers and corporate restructuring, mutual fund proxies and social and environmental issues. The following are examples of Bjurman's policies on specific matters:

     o Votes on director nominations will be made on a case-by-case basis examining factors such as long-term corporate performance relative to a market index, composition of board and keyboard committees, nominee's attendance at meetings, nominee's investment in the company, whether a retired CEO sits on the board and whether the chairman is also serving as CEO.

     o Bjurman will vote against proposals that provide that directors may be removed only for cause and for proposals giving shareholders the ability to remove directors with or without cause.

     o Bjurman will vote for shareholder proposals that ask a company to submit its poison pills for shareholder ratification.

     o Bjurman will vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue and will vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

Bjurman's proxy voting policy does not demonstrate a conflict of interest regarding the Fund's best interests since votes are in accordance with a pre-determined policy based upon the recommendations of ISS. The proxy voting guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Bjurman may not vote in strict adherence to these guidelines.

LONGWOOD INVESTMENT ADVISORS, INC. Longwood's proxy voting policy and procedures are designed to ensure that Longwood votes proxies in the best interest of the Fund and to prevent and detect fraudulent, deceptive or manipulative acts by Longwood and its advisory affiliates. Longwood's policy is to vote proxies in the interest of maximizing shareholder value. To that end, Longwood will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Longwood has contracted with The Investor Responsibility Research Center ("IRRC") to assist it in the proxy voting process. Accordingly, IRRC shall be a source of proxy voting research and also maintain the documentation to substantiate the manner in which Longwood votes proxies. In general, Longwood will support management if management's position appears reasonable, is not detrimental to the long-term equity ownership of the corporation and reflects consideration of the impact of societal values and attitudes on the long-term viability of the corporation. The position of management on any resolution will typically not be supported if it:

     o    Would enrich management excessively.

     o    Would  entrench   incumbent  officers  or  members  of  the  board  of
          directors.

     o Would not reflect consideration of short and long-term costs and gains, including effects on the basic human rights of its employees and goodwill both in the U.S. and foreign countries in which the company operates.

     o    Would result in unreasonable costs.

     o    Would disadvantage the corporation relative to other corporations.

     o Would oppose a proposal to have the shareholders approve the selection of an independent auditor.

     o Would not support equal and fair employment practices for all employees.

If Longwood detects a conflict of interest with respect to voting of Fund proxies, such conflict will be addressed by IRRC, or another independent third party, to vote proxies that involve such conflict. Any vote cast by IRRC is binding and may not be overridden by Longwood.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. ("Touchstone"), 221 East Fourth Street, Cincinnati, Ohio 45202, is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Fund. Touchstone is an affiliate of the Advisor by reason of common ownership. Touchstone is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Touchstone currently allows concessions to dealers who sell shares of the Fund. Touchstone receives that portion of the sales charge that is not reallowed to the dealers who sell shares of a Fund that is subject to a front-end sales charge. Touchstone retains the entire sales charge on all direct initial investments and all investments in accounts with no designated dealer of record.

For the fiscal year ended March 31, 2003, the aggregate underwriting commissions on sales of the Trust's shares were $1,501,520 of which Touchstone paid $1,200,478 to unaffiliated broker-dealers in the selling network, earned $89,601 as a broker-dealer in the selling network and retained $211,441 in underwriting commissions.

For the fiscal year ended March 31, 2002, the aggregate underwriting commissions on sales of the Trust's shares were $1,989,963 of which Touchstone paid $1,589,175 to unaffiliated broker-dealers in the selling network, earned
$113,826 as a broker-dealer in the selling network and retained $286,962 in underwriting commissions.

For the fiscal year ended March 31, 2001, the aggregate underwriting commissions on sales of the Trust's shares were $981,892 of which Touchstone paid $862,036 to unaffiliated broker-dealers in the selling network, earned $36,113 as a broker-dealer in the selling network and retained $83,743 in underwriting commissions.

Touchstone retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge. For the fiscal period ended March 31, 2003, Touchstone collected $1,268 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Fund.

Ms. McGruder may be deemed to be an affiliate of Touchstone because of her position as President and Director of Touchstone. Mr. Barrett may be deemed to be an affiliate of Touchstone because of his position as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

The Fund may compensate dealers, including Touchstone and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for the Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

For the fiscal period ended March 31, 2003, the Fund paid brokerage commissions of $112,858.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal period ended March 31, 2003, the Fund directed $3,625,704 of brokerage transactions to brokers for research services and paid $10,886 in brokerage commissions for such services.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the
Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Fund may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers. In order to reduce total operating expenses, the Fund may apply a portion of its brokerage commission dollars to offset custody expenses through a Commission Share Program offered by Brown Brothers Harriman & Co., the Trust's Custodian.

Deutsche Bank may be deemed to be an affiliate of the Trust because it is an affiliate of Deutsche Investment Management Americas Inc., a sub-advisor for Touchstone Variable Series Trust. Listed below is information about the brokerage commissions paid to Deutsche Bank by the Fund during the fiscal period ended March 31, 2003.

                 Amount            Percentage             Percentage
                   of             of Aggregate           of Aggregate
               Commissions      Commissions Paid     Transactions Effected
               -----------      ----------------     ---------------------
                $  2,786              2.5%                    2.8%

Consistent with the conduct rules of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisors will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In certain instances there may be securities that are suitable for the Fund as well as for one or more of the Fund Sub-Advisor's other clients. Investment decisions for the Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security.

Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal period ended March 31, 2003, the Fund acquired common stock of the Trust's regular broker-dealers as follows:

---------------------------------------------------------------------------
                                   NUMBER OF SHARES         MARKET VALUE
BROKER-DEALER                         AT 3-31-03             AT 3-31-03
---------------------------------------------------------------------------
Raymond James Financial, Inc.           21,750             $    562,673
---------------------------------------------------------------------------

CODE OF ETHICS
--------------

The Trust, the Advisor, the Sub-Advisors and Touchstone have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisors and Touchstone is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER
------------------

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

CALCULATION OF SHARE PRICE
--------------------------

The share price or net asset value ("NAV") of Class I shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its NAV might be materially affected.

Securities held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the NAV of the Fund may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

CHOOSING A SHARE CLASS
----------------------

The Fund offers four classes of shares:  Class A, Class B,  Class C and Class
I shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges, distribution expense amounts and shareholder features. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because the Fund's future returns cannot be predicted, there can be no assurance that this would be the case. If you participate in an asset allocation program offered by a selected financial advisor and your initial investment in the Fund is $10,000 or more, you may find Class I shares attractive since Class I shares are sold without a sales charge or 12b-1 distribution fee. However, you must pay an annual fee and meet the minimum investment requirements in order to participate in the asset allocation program.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Touchstone works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes that these value-added services can greatly benefit you through market cycles and will work diligently with your chosen financial advisor.

Finally, you should consider the effect of the CDSC and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a 0.25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer-term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Below is a chart comparing the sales charges, 12b-1 fees and conversion features for each class of shares:

                                                                 CONVERSION
CLASS  SALES CHARGE                                12B-1 FEE       FEATURE
--------------------------------------------------------------------------------

A      Maximum of 5.75% initial sales charge,         0.25%      None
       reduced for purchases of $50,000 and
       over; shares sold without an initial sales charge may be subject to a 1.00% CDSC during the 1st year if a commission was paid to a dealer.

B      Maximum 5.00% CDSC during                      1.00%      Class B Shares
       the 1st year which decreases                              automatically
       incrementally and is 0 after                              convert to
       6 years                                                   Class A shares
                                                                 after
                                                                 approximately
                                                                 8 years

C      1.00% CDSC during the 1st year                 1.00%      None

I      None                                           None       None
--------------------------------------------------------------------------------

CLASS A SHARES

Class A shares are sold at NAV plus an initial sales charge. In some cases, reduced initial sales charges for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales charge at the time of purchase but may be subject to a CDSC of 1.00% on redemptions made within 1 year after purchase if a commission was paid by Touchstone to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of the Fund's average daily net assets allocable to Class A shares.

The following table illustrates the current initial sales charge breakpoints for the purchase of Class A shares:

                                    Sales         Sales          Dealer
                                    Charge as %   Charge as %    Reallowance
                                    of Offering   of Net Amount  as % of Net
                                    Price         Invested       Amount Invested
                                    -----         --------       ---------------
Less than $50,000                   5.75%         6.10%          5.00%
$50,000 but less than $100,000      4.50          4.71           3.75
$100,000 but less than $250,000     3.50          3.63           2.75
$250,000 but less than $500,000     2.95          3.04           2.25
$500,000 but less than $1,000,000   2.25          2.30           1.75
$1,000,000 or more                  None          None

Under certain circumstances, Touchstone may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, Touchstone may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from Touchstone. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other funds in the Touchstone Funds. Dealers should contact Touchstone for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A Shares" below.

REDUCED SALES CHARGE. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a sales charge with the amount of any current purchases of Class A shares in order to take advantage of the reduced sales charges set forth in the tables above. Purchases of Class A shares of any Touchstone load fund under a letter of intent may also be eligible for the reduced sales charges. The minimum initial investment under a letter of intent is $10,000. You should contact the transfer agent for information about the right of accumulation and letter of intent.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by Touchstone and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to Touchstone and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the CDSC.

CLASS B SHARES

Class B shares of the Fund are sold at NAV without an initial sales charge. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE                         CDSC AS A
PURCHASE                           % OF AMOUNT
PAYMENT MADE                       SUBJECT TO CHARGE
----------------------------------------------------
First                              5.00%
Second                             4.00%
Third                              3.00%
Fourth                             2.00%
Fifth                              1.00%
Sixth                              1.00%
Seventh and thereafter*            None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class B shares. Touchstone intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES

Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. Touchstone intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

All sales charges imposed on redemptions are paid to Touchstone. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 1,300 shares, the charge is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. The redemption of the first 1,000 shares is in the third year of the CDSC schedule and will be charged at the rate of 3.00%, or $300. The redemption of the next 300 shares is in the second year of the CDSC schedule and will be charged at the rate of 4.00%, or $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

CLASS I SHARES

Class I shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class I shares are only offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions. Class I shares may not be exchanged for any other Touchstone Funds.

PURCHASES AND REDEMPTIONS IN KIND
---------------------------------

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objectives and is otherwise acceptable to a Sub-Advisor.

REDEMPTIONS IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 under the 1940 Act wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of the Fund's NAV at the beginning of such period.

TAXES
-----

The Trust intends to qualify annually and to elect that the Fund be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, the Fund must, among other things:
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2003, the Fund had capital loss carryforwards for federal income tax purposes of $41,322, which expire on March 31, 2011.

Each Fund shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions that were received from the Fund during the year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities that have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to U.S. shareholders, other than corporations, at the qualified dividend income rate of 15%, or 5% for lower income levels and may qualify for the corporate dividends-received deduction, to the extent derived from qualified dividend income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of the Fund's shares on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

TIMING OF INVESTMENT. At the time of a shareholder's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such shareholder even if the NAV of the shareholder's shares is, as a result of the distributions, reduced below the shareholder's cost for such shares and the distributions economically represent a return of a portion of the investment.

FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue
Service that they are subject to backup withholding. The current backup-withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION. Shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV
Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE FUND FOR THE PERIODS ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Small Cap Growth Fund (Class A)
-------------------------------
Since inception (10-21-02)                -7.82%

Small Cap Growth Fund (Class B)
-------------------------------
Since inception (10-21-02)                -7.38%

Small Cap Growth Fund (Class C)
-------------------------------
Since inception (10-21-02)                -3.57%

The Fund may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales charge, which, if included, would reduce total return.

The total returns of the Fund as calculated in this manner from the date of initial public offering on October 21, 2002 until March 31, 2003, were -2.20% for Class A shares, -2.50% for Class B shares and -2.60% for Class C shares.

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return.

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE FUND (EXCLUDING SALES CHARGES) FOR THE PERIOD ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Small Cap Growth Fund (Class A)
-------------------------------
Since inception (10-21-02)               -2.20%

Small Cap Growth Fund (Class B)
-------------------------------
Since inception (10-21-02)               -2.50%

Small Cap Growth Fund (Class C)
-------------------------------
Since inception (10-21-02)               -2.60%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

The Fund may advertise average annual total return after taxes on distributions. Average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

             P(1+T)^n=ATV
                         D

Where:
P = a hypothetical initial payment of $1,000.
T = average annual total return (after taxes on distributions).
n = number of years.
ATV  = ending value of a  hypothetical  $1,000  payment made at the beginning of
   D the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
     (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation of average annual total return after taxes on distributions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If the Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL RETURNS OF THE FUND AFTER TAXES ON DISTRIBUTIONS FOR THE PERIOD ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Small Cap Growth Fund (Class A)
-------------------------------
Since inception (10-21-02)             -7.82%

Small Cap Growth Fund (Class B)
-------------------------------
Since inception (10-21-02)            -7.38%

Small Cap Growth Fund (Class C)
-------------------------------
Since inception (10-21-02)             -3.57%

The Fund may advertise average annual total return after taxes on distributions and redemption. Average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)^n=ATV
            DR

Where:
P = a hypothetical initial payment of $1,000.
T = average annual total return (after taxes on distributions and redemption). n = number of years.

ATV   = ending value of a  hypothetical  $1,000 payment made at the beginning of
   DR the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation of average annual total return after taxes on distributions and redemption assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales charge from the initial $1,000 payment. If the Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION FOR THE PERIOD ENDED MARCH 31, 2003 ARE AS FOLLOWS:

Small Cap Growth Fund (Class A)
-------------------------------
Since inception (10-21-02)             -5.08%

Small Cap Growth Fund (Class B)
-------------------------------
Since inception (10-21-02)             -4.79%

Small Cap Growth Fund (Class C)
-------------------------------
Since inception (10-21-02)             -2.32%

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd +1)^6 -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

Performance quotations are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for each class of shares of the Fund. The yield of Class I shares is expected to be higher than the yield of other classes of shares due to the distribution fees and sales charges imposed on Class A, Class B and Class C shares.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance as reported by other investments, indices and averages.

When advertising current ratings or rankings, the Fund may use the following publications to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

In addition, the Fund may also use comparative performance information of relevant indices, including The Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of April 26, 2004, the following shareholders held over 5% of the outstanding shares of the Fund (or class):

------------------------------------- ---------------------------------------------- -------------
Fund                                  Shareholder                                    % of Class
------------------------------------- ---------------------------------------------- -------------
Small Cap Growth Fund -               Charles Schwab & Company, Inc.                 11.35%
Class A                               For the Benefit of its Customers
                                      101 Montgomery Street
                                      San Francisco, CA
------------------------------------- ---------------------------------------------- -------------
Small Cap Growth Fund -               Western and Southern Life                       13.15%
Class A                               400 Broadway
                                      Cincinnati, OH
------------------------------------- ---------------------------------------------- -------------
Small Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Inc.        5.98%
Class A                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
------------------------------------- ---------------------------------------------- -------------
Small Cap Growth Fund -               Western Southern Life Insurance Company         10.23%
Class A                               400 Broadway MS 80
                                      Cincinnati, OH
------------------------------------- ---------------------------------------------- -------------
Small Cap Growth Fund  -              Western Southern Financial Group                  5.85%
Class A                               400 Broadway
                                      Cincinnati, OH
------------------------------------- ---------------------------------------------- -------------
Small Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith             12.64%
Class B                               Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
------------------------------------- ---------------------------------------------- -------------
Small Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith             48.49%
Class C                               Incorporated
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East
                                      Jacksonville, FL
------------------------------------- ---------------------------------------------- -------------

As of April 26, 2004, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).


CUSTODIAN
---------
Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Trust's custodian. Brown Brothers Harriman acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio, has been selected as independent auditors for the Trust for fiscal year ending March 31, 2005. Ernst & Young LLP will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT
---------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, Integrated receives a monthly per account fee from the Fund, plus out of-pocket expenses. Integrated is an affiliate of the Advisor by reason of common ownership.

ACCOUNTING AND PRICING AGENT. Integrated provides accounting and pricing services to the Trust. For calculating daily NAV per share and maintaining all necessary books and records to enable Integrated to perform its duties, the Fund pays Integrated a fee based on its asset size plus out-of-pocket expenses. The Fund also pay the costs of outside pricing services. The accounting and pricing fees paid by the Fund during the fiscal period ended March 31, 2003 were $19,169.

ADMINISTRATIVE AGENT. Integrated also provides administrative services to the Fund. These administrative services include supplying non-investment related statistical and research data, internal regulatory compliance services, executive and administrative services, supervising the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, Integrated receives a monthly fee from the Fund based on its average daily net assets, plus out-of-pocket expenses. The fees paid for administrative services by the Fund for the fiscal period ended March 31, 2003 were $3,806.

FINANCIAL STATEMENTS
--------------------

The financial statements for the Small Cap Growth Fund as of March 31, 2003 appear in the Trust's annual report, which is incorporated by reference herein. The Trust's annual report was audited by Ernst & Young LLP. The financial statements for the Small Cap Growth Fund as of September 30, 2003 appear in the Trust's semiannual report, which is incorporated by reference herein. The Trust's semiannual report is unaudited.

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